UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Fresh Tracks Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

On October 20, 2023, Fresh Tracks Therapeutics, Inc. (the “Company”) commenced distributing proxy materials to its stockholders, including a Notice of Special Meeting of Stockholders and Definitive Proxy Statement (the “Notice and Proxy Statement”), for its special meeting of stockholders to be held on November 16, 2023 (the “Special Meeting”). A copy of the Notice and Proxy Statement was filed with the Securities and Exchange Commission on October 20, 2023.

On November 14, 2023, Broadridge Financial Solutions, Inc. (“Broadridge”) will begin sending reminder notices to certain of the Company’s stockholders reminding them to vote at the Special Meeting (the “Reminder Notice”). A copy of the Reminder Notice is below.

Reminder Notice
Attention FRTX stockholder: No stockholder approval for Dissolution means less money for you!
FRESH TRACKS THERAPEUTICS, INC. 2023 Special Meeting
Vote by November 15, 2023.

As a shareholder in FRESH TRACKS THERAPEUTICS, INC., you have the right to vote in an important election that may affect your investment. Don't miss your chance to make your choice.

Control number: ################
Account number: ########
Meeting date: November 16, 2023

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